*execution version*
                                      LEASE{PRIVATE]


         1. PARTIES. This Lease ("Lease"), dated, for reference purposes only, April 11, 2001, is made by and between New Frontier Media, Inc., a Colorado corporation (herein called "Tenant") and Northview Properties, LLC, a Colorado limited liability company (herein called "Landlord").

         2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit A attached hereto and by reference thereto made a part hereof, said Premises being agreed, for the purposes of this Lease, to have an area of approximately 18,305 square feet (including a pro rata share of the common areas in the Building) and being situated on the SECOND (2nd) FLOOR of that certain building known as the NORTHVIEW BUILDING ("Building"), 7007 Winchester Circle, Boulder, Colorado 80301. The land on which is the Building is located is legally described as Lot 2, Gunbarrel Technical Center, Replat, County of Boulder, State of Colorado. The Building, certain Common Facilities and the land on which the Building is located are depicted on the site plan which is attached to this Lease as Exhibit A-1 ("Site Plan"). Said Lease is subject to the terms, covenants and conditions herein set forth and the parties covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

         3. TERM. The term of this Lease shall be for ten (10) years, four (4) months. This Lease shall commence on the earlier of the following dates ("Commencement Date"): (i) the date the Tenant opens a substantial portion of the Premises for the operation of the Tenant's business; or (ii) Ninetieth
(90th) day following Tenant's receipt of a building permit allowing it to begin the Tenant Improvements, and shall end on the One hundred twenty fourth (124th ) month anniversary of the Commencement Date (i.e. ten years and four months after the Commencement Date), unless sooner terminated in accordance with the provisions of this Lease; provided, however, that if the Commencement Date is not the first day of a calendar month, then the Lease term shall be increased by the number of days between the Commencement Date and the first day of the first complete calendar month in the Lease term. After the Commencement Date, at the request of either party, the parties shall promptly execute and deliver a letter agreement setting forth the Commencement Date and the date the Lease term will expire. If Tenant has not received its building permit allowing it to begin the Tenant Improvements on or before the date that is Ninety (90) days following the date of execution of this Lease, then at any time thereafter but prior to issuance of such building permit, Landlord shall have the right to, upon written notice to Tenant, terminate this Lease.

         4.       POSSESSION.

                  Landlord shall deliver possession of the Premises to Tenant, in order to commence with preparations for completion of the Tenant Improvements, within ten (10) days of execution of this Lease, with such possession being subject to the terms of this Lease. Subject to the agreement of Landlord and Tenant on the final Plans as set forth in Section 32(b) hereof, Tenant agrees to submit a complete application for a building permit to the appropriate authorities within thirty (30) days of execution of this Lease, and agrees that Tenant's obligation to pay rent shall commence upon the date the Lease term commences.

         5.       RENT.

                  a. Tenant agrees to pay to Landlord as basic rental, without prior notice or demand, the sum of twenty-two thousand four hundred ninety nine AND 90/100 Dollars ($22,499.90), on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the one month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a per diem prorated portion of the monthly installment herein, based upon the actual number of days in the month. Said rental shall be paid to Landlord, without deduction or offset (except as otherwise authorized in this Lease) in lawful money of the United States of America, which shall be legal tender at the time of payment at 3434 47th Street #220, Boulder, Colorado 80301, or to such other person or at such other place as Landlord may from time to time designate in writing. However, basic rental excluding amortized tenant finish for months one (1), two (2), three (3), and thirteen (13) shall be abated during the primary term of the Lease.


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                  b.       On not less than 15 days prior notice, effective as
                           of the first day of the month following the end of a Lease year Landlord may increase the basic rental payable for the subsequent twelve (12) month period. The increase shall be a fixed four percent (4.0%) escalation per annum.

                  c. Notwithstanding any provision contained herein, the basic monthly rental due under the terms hereof shall at no time be less than twenty-two thousand four hundred ninety nine AND 90/100 Dollars ($22,499.90).

         6. SECURITY DEPOSIT. Tenant has deposited with Landlord, upon the execution of this Lease, the sum of twenty-eight thousand three-hundred two AND 08/100 Dollars ($28,302.08) by check payable to the direct order of the Landlord. Subject to the terms contained in this Section 6, Landlord also requires a letter of credit in the amount of seventy-five thousand And 00/100 Dollars ($75,000.00) ("Letter of Credit"). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any Rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration or earlier termination of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest. The Letter of Credit shall be reduced by one-half (or replaced by a Letter of Credit in the amount of $37,500.00) at the end of the 24th month of the primary lease term and eliminated entirely at the end of the 48th month of the primary lease term. Despite the foregoing, if the money judgment entered against the Tenant in the case filed in Boulder District Court, by J.P. Lipson (Case No. 99CV30), is vacated by the trial court or on appeal, or on remand, the amount of the money judgment is reduced to $2,500,000.00 or less by the trial court, or the judgment is satisfied; then the Letter of Credit shall immediately be eliminated entirely, provided, however, that if said judgement is subsequently reinstated or increased to $2,500,000.00 or more for any reason whatsoever, then Tenant's obligation to provide said Letter of Credit shall be automatically reinstated and such Letter of Credit shall be delivered to Landlord within fifteen (15) days of such reinstatement or increase. So long as Tenant is required to maintain the Letter of Credit, the Letter of Credit shall be replaced at least 30 days prior to the expiration of the then current Letter of Credit.

         7. OPERATING EXPENSES. For the purposes of this Section, operating expenses means all reasonable and necessary costs and expenses , paid or incurred by Landlord in operating, managing, repairing, maintaining and administering the building in a cost-effective manner, and on competitive terms including, without limitation or duplication:

                  a. The cost of all insurance required to be kept by Landlord pursuant to this Lease and any other insurance reasonably customarily procured for other commercial buildings in the same geographical area as the Building and which Landlord may reasonably elect to obtain with respect to the operation or ownership of the Property and the part of any claim required to be paid under the reasonable deductible portion of any insurance policies carried by Landlord in connection with the Property (which deductible shall not exceed $20,000.00).


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                  b. The cost of reasonable and necessary general repairs,
maintenance and replacements, excluding capital expenditures, made from time to time by Landlord to the Property, including costs under mechanical or other maintenance contracts and repairs and replacements of equipment used solely in connection with the Building and associated with such maintenance and repair work.

                  c. The cost of pest control, security, cleaning and snow and ice removal services.

                  d. The cost of maintaining, repairing, redecorating, renovating, replacement of floor coverings of the Building's common areas, and landscaping the Common Facilities, excluding capital expenditures, and of maintaining and operating any fire detection, fire prevention, lighting and communications systems, provided, however, that the cost of any such redecorating and/or renovating shall not exceed one hundred twenty percent (120%) of the cost of the initial decorating or improvement of the portion of the common area(s) being redecorated or renovated, as the case may be. Redecorating, renovating and replacement of floor coverings of common areas shall be charged to operating expenses as provided in Subsection i. of this Section. "Common Facilities" shall mean the areas of the Building and the lot or other parcel on which the Building is located which are built for the common use of the Building's occupants and are available for the common use of the Building's occupants, including by way of example only: Building lobby, elevators, common hallways, walkways and parking areas.

                  e. The cost of all utilities (including, without limitation, water, sewer, gas and electricity) used or consumed in the common areas or supplied to all tenants.

                  f. The cost of providing heating, ventilating and cooling to the interior portions of the Building.

                  g. Remuneration (including wages; fringe benefits;, costs to Landlord of workmen's compensation and disability insurance and payroll taxes) and fees of persons and companies to the extent directly engaged in operating, repairing, maintaining, or administering the Property. To the extent that any individual does not work full-time at the Building, Landlord shall maintain complete and accurate timesheets for each person and each company for whom remuneration is to be paid pursuant to this Section.

                  h. The cost of professional property management fees, not to exceed 6% of all of the basic rents paid by all of the tenants in the Building, and costs incurred by Landlord or its agents in engaging accountants or other consultants to assist in making the computations required hereunder.

                  i. The cost of capital improvements and structural repairs and replacements made in, on or to the Property that are [i] made in order to conform to changes subsequent to the Commencement Date in any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Property, or [ii] designed primarily to reduce Operating Expenses or the rate of increase in Operating Expense, and such expenses shall be included only to the extent of the savings realized, or [iii] redecoration, renovating and replacement of floor coverings (so long as Landlord is in compliance with the requirements of Subsection (d), above). To the extent that this Subsection (i) authorizes Landlord to include capital expenditures in Operating Expenses, such costs shall be charged by Landlord to Operating Expense in equal annual installments over the useful life of such capital improvement or structural repair or replacement as determined by generally accepted accounting principles consistently applied together with interest on the balance of the unreimbursed cost at 2% above the Prime Rate charged by Bank One, Colorado, N.A. in Boulder on the date the cost was incurred by Landlord.

                  j. Real property taxes and assessments (collectively "Real Estate Taxes"), gross receipts, taxes (whether assessed against the Landlord or assessed against the Tenant and collected by the Landlord, or both). Tenant shall not be responsible to pay any fines, late charges or penalties assessed against Landlord as a result of Landlord's failure to timely pay such taxes and assessments. Assessments which may be paid in installments shall be paid over the maximum period of time permitted by law and only those installments which are payable for the Lease term shall be included in Operating Expenses. Assessments levied in connection with any governmental approvals of the Building, the lot or subdivision in which the Building is situated, or with the consent of the Landlord, or at the behest of the Landlord, shall not be included within Operating Expenses.


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                  k. Other costs and expenses, including supplies, not otherwise expressly excluded hereunder attributable to the operation, repair and maintenance of the Property.

                  l. A reserve for replacement of heating, ventilating and air-conditioning equipment, replacement of the roof, and parking lot at a rate of fifty cents ($.50) per net rentable square foot per annum.

                  Operating Expenses shall not, however, include the following:

                  m. Any charge for depreciation of the Building or equipment and any principal, interest or other finance charge, or any rent or lease payments except any for any equipment temporarily required during any emergency or breakdown.

                  n. The cost of any work, including painting, decorating and work in the nature of tenant finish, which Landlord performs in any Rentable Premises other than work which Landlord performs whenever required.

                  o. The cost of repairs, replacements or other work occasioned by (i) casualty or (ii) defects in construction or equipment.

                  p. Expenditures required to be capitalized for federal income tax purposes (except as provided in Section 7, Subsections d. and i.).

                  q. Leasing commissions, advertising expenses, attorneys' fees, tenant improvement allowances and other costs incurred in leasing space in the Building except as otherwise expressly provided in this Lease.

                  r. The cost of repairing or rebuilding necessitated by condemnation.

                  s. The cost of any damage to the Property or any settlement, payment or judgment incurred by Landlord, resulting from Landlord's tortious act, neglect or breach of this Lease that is not covered by insurance proceeds.

                  t. Costs (including, without limitation, attorneys fees) incurred by Landlord in attempting to collect rent or evict tenants (other than Tenant) from the Building.

                  u. Costs, including, without limitation, any penalties, fines and legal expenses incurred by Landlord or any other tenant in the Building as a result of a violation of any federal, state or local law, code or regulation.

                  v. Costs of land acquisition; expenses incurred on behalf of any individual tenant; costs resulting from the act, neglect, fault or omission of Landlord, legal, auditing, accounting or consulting fees except to the extent related to the operation, maintenance, repair and replacement of the Building; administrative fees except for the management fee specifically authorized above; repairs or replacements covered or required to be covered by the insurance Landlord is required to maintain or which Landlord does maintain; registration fees, travel fees and other expenses incurred by Landlord's employees and agents not directly related to the operation, maintenance, repair and replacement of the Building; costs and expenses related to any art or other aesthetic amenity hereafter acquired which exceed ten cents ($0.10) per square foot per year (provided that with respect to costs and expenses which are included as an Operating Expense for Tenant, the Tenant's responsibility for payment of such costs and expenses shall be contingent upon Tenant's approval of such art or aesthetic amenity which approval shall not be unreasonably withheld, delayed or conditioned); advertising, promotional, or membership costs, fees or dues; costs and expenses related to hazardous materials, hazardous substances or contamination (provided, however, that up to ten cents ($0.10) per square foot per year for hazardous materials monitoring expenses shall be included as Operating Expenses); costs and expenses incurred in connection with the initial construction or design of the Building, any expansion of the Building, or the construction of additional buildings, structures or improvements on any part of the land on which the Building is located or any adjacent land; any amounts paid to persons or entities related to Landlord or any of its principals or affiliates in excess of the fair market value of services or materials provided in exchange therefore; costs and expenses incurred in advertising or promoting the Building or any other property for any purpose, including (without limitation) sale of the Building, or incurred with respect to tenants; rental or other expenses incurred in leasing air conditioning systems, elevators or other items typically purchased and affixed to the Building in connection with the ownership and management of a commercial office building, except for temporary equipment during emergencies or breakdowns; costs and expenses incurred with respect to any real estate other than the Building and Common Facilities;


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                  During the Term of this lease (and any renewal term hereunder)
during which the Building is less than 100% leased, then Tenant shall pay 53.3347% of Operating Expenses paid or incurred by the Landlord for the operation or maintenance of the Building of which the Premises are a part, except for the cost of utilities for the Building (referred to herein as "Utilities Costs"). This percentage is calculated as Tenant's pro-rata share of such Operating Expenses based upon the assumption of a 95% occupancy rate and a total net rentable area of 36,127 square feet. During any period of time in which the Building is less than 100% leased, then Tenant shall, in addition to paying the percentage of Operating Expenses for the Building set forth above, pay its pro rata share (which shall be calculated by dividing the number of square feet leased by Tenant pursuant to this Lease by the total number of leased square feet leased by all tenants in the Building at such time) of Utilities Costs, provided, however, that during any such time, Landlord agrees to pay its proportionate share of costs associated with utility usage in: (i) unleased office space in the Building which are not attributable to Tenant or another tenant in physical occupancy in the Building, e.g. utilities costs associated with construction activities in an unleased portion of the Building or (ii) construction activities in any portion of the Building leased but which has not been physically occupied by the tenant under the applicable lease. Notwithstanding the foregoing, during any time that the Building is 100% leased, then the Tenant's pro rata share shall be 50.6885% of all Operating Expenses paid or incurred by the Landlord for the operation and maintenance of the Building of which the Premises are a part. If the Building or the total net rentable area is changed, Tenant's pro rata share of the Operating Expenses shall be adjusted proportionately. Upon commencement of this Lease, Landlord shall give Tenant a statement of the amount of Operating Expenses payable by Tenant with each payment of rent, which shall be based upon a best estimate of such expenses if no record of actual expenses for the prior year are available. Landlord shall give to Tenant on or before the first day of March of each year thereafter an itemized statement of the prior year's Operating Expenses payable by Tenant hereunder and advise Tenant of any increase in Operating Expenses, but failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require an increase in Operating Expenses.
The total amount of actual Operating Expenses for the prior year shall be used as an estimate for current year and this amount shall be divided into twelve
(12) equal monthly installments, and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following 20 days after the Tenant's receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, less the aggregate amount of all installments previously paid by Tenant with respect to Operating Expenses for such calendar year and any overpayment made by Tenant with respect to the previous calendar year. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next year's statement is rendered. If actual Operating Expenses are more or less than estimated, then not less than 20 days after receipt of a statement from Landlord, Tenant shall pay a lump sum equal to such total increase with the next regular monthly rent payment or receive a credit against said rent payment. Tenant or its representative shall have the right to inspect, copy and audit Landlord's books and records relating to the Operating Expenses during normal business hours. If any inspection or audit discloses that Tenant has overpaid its pro rata share of Operating Expenses for any calendar year, Landlord shall refund the overpayment within 20 days after Landlord has been given notice of the overpayment and a copy of the inspection or audit report. If the Landlord requested that Tenant pay more than 105.00% of the Tenant's actual pro rata share of Operating
Expenses for any calendar year, Landlord shall reimburse the Tenant for all reasonable costs and expenses incurred in connection with the inspection or audit of Landlord's books and records. Landlord shall maintain accurate and complete books and records of all Operating Expenses, in accordance with generally accepted accounting principles consistently applied.


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                  Even though the term has expired and Tenant has vacated the
Premises, when the final determination is made of Tenant's share of Operating Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

         8. USE. Tenant shall use the Premises for administrative offices, and related storage and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which shall not be unreasonably withheld, delayed or conditioned.

                  Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Landlord represents and warrants that the Tenant's use of the Premises in accordance with this Lease shall not result in any breach of Tenant's obligations under the preceding sentence. Tenant shall not do or permit anything to be done in or about the Premises which will, in any material way, obstruct or interfere with the rights of other tenants or occupants of the Building or injure or unreasonably annoy them or use or allow the Premises to be used for any improper or unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Landlord acknowledges that Tenant, its subsidiaries and affiliates are engaged in the promotion, offering, distribution and sale of adult entertainment and goods, which some reasonable people might find objectionable or morally reprehensible, and so long as Tenant's business is conducted and maintained within the confines of the Premises, this Lease authorizes the use of the Premises for such purposes, provided, however, that Tenant agrees to use its diligent efforts to prevent any adult entertainment items or materials which may tend to offend or annoy reasonable persons from being readliy visible to persons passing outside of the Premises (i.e. through a window or open door). Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

         9. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will violate any applicable law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding the structural or system (eg. sprinkler, fire alarm) changes: (i) not required as a result of any Tenant's improvements or Tenant's specific use or method of operation and/or
(ii) which would be required of an office in the Building generally. A judgment against Tenant, whether the Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

         10. ALTERATIONS AND ADDITIONS. During any 180 day period during the Term of this Lease, Tenant may make up to Five thousand dollars ($5,000) in non-structural alterations, additions or improvements to the Premises without Landlord's consent. Except as specifically permitted in the preceding sentence, Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained, which will not be unreasonably withheld, conditioned or delayed. Any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall, on the expiration of the term, become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same, must first be approved of in writing by the Landlord, which will not be unreasonably withheld, conditioned or delayed. Upon the expiration or earlier termination of the term hereof, Tenant shall, upon the written demand by the Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements which have been made by the Tenant and which are designated by the Landlord to be removed, and repair any damage to the Premises caused by such removal. Additionally, Landlord may elect to have Tenant remove such alterations, additions and improvements as may be required to restore Tenant's Premises to a condition suitable for multi-tenant occupancy (referred to herein as "Common Core Restoration"). If Landlord, in its discretion, elects to complete such Common Core Restoration, then Tenant shall be responsible for the cost of the Common Core Restoration up to $17,500.00. In other words, Tenant shall be responsible for the cost of removal and repair related to any alterations, additions, or improvements which have been made by Tenant and which are designated by Landlord to be removed , except that Tenant's responsibility for payment of costs related to the Common Core Restoration shall be limited to the lesser of (a) the cost of the Common Core Restoration; or (b) $17,500.00. Landlord shall give Tenant notice on or before the expiration or termination of this Lease of its decision to complete the Common Core Restoration. Tenant shall also be responsible for the removal of any telecommunications and data cabling as requested by Landlord. Landlord and Tenant agree to perform a walk-through of the Premises not less than thirty (30) days prior to the expiration of the term hereof (or within a reasonable time prior to Tenant's vacancy of the Premises if this Lease is otherwise terminated prior to the expiration of the term) for the purpose of determining what alterations, additions and improvements (and telecommunications and data cabling) which have been made or installed by The Tenant shall be removed upon expiration or early termination of the term of this Lease.


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         11. REPAIRS.

                  a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair (subject to Tenant's rights set forth in Section 32(d)). Tenant shall, at Tenant's sole cost and expense, keep the interior of Premises and every part thereof in good condition and repair, except for: (i) any structural maintenance, repair or replacement; (ii) any portion of any system (eg. HVAC) serving any premises in addition to or other than the Premises; (iii) any portion of any system located within exterior walls or slabs (except to the extent that such systems were installed by Tenant); (iv) damage thereto from causes beyond the reasonable control of Tenant; (v) damages from any casualty which Landlord is required to insure against or which Landlord does insure against; (vi) ordinary wear and tear; and (vii) any janitorial or pest control services which Landlord is obligated to provide. Tenant shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises which Tenant is obligated to maintain and repair, to the Landlord in good condition, except for: (i) any janitorial or pest control services which Landlord is obligated to provide; (ii) ordinary wear and tear; (iii) damage from causes beyond the reasonable control of Tenant; and (iv) damages from any casualty which Landlord is required to insure against or which Landlord does insure against excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, decorate or paint the Premises or any part thereof, and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

                  b. Landlord shall cause the Building and the Common Facilities to be operated, maintained, repaired and replaced in first class condition. Landlord shall repair, replace and maintain the structural portions of the Building, including the roof, plumbing, air conditioning, heating, and electrical and sprinkler systems installed or furnished by Landlord, and all portion of the Building and the Premises which Tenant is not obligated to maintain and repair, except to the extent that such maintenance and repairs are:
(i) caused by the breach of the Tenant's obligations under this Lease or the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees; and (ii) are not covered by any insurance which Landlord is required to maintain or by any insurance which Landlord does maintain, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. The cost of all such repairs borne by the Landlord shall be included in Operating Expenses to the extent provided in Section 7 hereof. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable period of time (Landlord must complete such maintenance or repairs prior to the expiration of the applicable grace period. If, for any reason, Landlord is unable to complete such maintenance or repairs within the applicable grace period, then Landlord shall notify Tenant in writing of such situation prior to the expiration of the applicable grace period) after the date Landlord has been given notice of the need for such repairs or maintenance. Except as specifically authorized by this Lease,, there shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. In the event of an actual or apparent emergency, or Landlord's breach of any of Landlord's maintenance, repair or replacement obligations which is not cured within any applicable grace period, Tenant shall have the right but not the obligation to make any repairs or replacements and perform any maintenance at Landlord's expense and present an invoice for the actual cost of such repairs or replacements to Landlord, which sum shall be remitted within twenty (20) days of receipt of such invoice. Subject to Landlord's right to contest said invoice in good faith, if Tenant is not paid in full within 20 days after Landlord is invoiced, then the Tenant shall have the right to offset the amount invoiced against the rent and any other charges payable under this Lease (collectively "Rent") until Tenant is reimbursed in full. For the purposes of this Lease an actual or apparent emergency means circumstances in which or in which it appears that unless immediate action is taken, there will be significant damage to property or significant interference with the Tenant's authorized use of the Premises, Building or Common Facilities, or any risk of injury to person.

         12. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. In the event that Tenant elects to complete improvements, additions or alterations to the Premises, the estimated cost of which exceeds Fifty Thousand Dollars ($50,000), then Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond or other security reasonably acceptable to Landlord in an amount equal to one and one-half (1-1/2) times any and all estimated cost of improvements, additions, or alterations to be made by the Tenant in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

         13. ASSIGNMENT AND SUBLETTING. Except as expressly provided below, Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld, conditioned or delayed, and a consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. Tenant may, upon written notice to Landlord, but without the consent of Landlord, (i) transfer (by assignment or sublease, in whole or in part) this Lease to any parent or affiliate of Tenant or to a wholly owned subsidiary of Tenant, or (ii) transfer (by assignment or sublease, in whole or in part) this Lease to any person or entity acquiring, by asset or stock purchase, merger, consolidation, reorganization or liquidation, all or substantially all of Tenant's assets or voting stock, provided that such person or entity assumes in writing the obligations of Tenant under this Lease.

                  50.00 percent (50.00%) of any rent or other consideration realized by Tenant under any such assignment, subletting or occupancy in excess of the Basic Rental and other sums payable hereunder, after amortization of the reasonable costs incurred by Tenant for leasing commissions, leasehold improvements and other expenses in connection with such assignment, subletting or occupancy, at the time incurred over the term of such assignment, subletting or occupancy, shall be paid to Landlord by Tenant when collected by Tenant. Any consideration paid in connection with any sale or other transfer of Tenant's business or assets shall not be shared with Landlord. Landlord may charge a reasonable fee not to exceed $1,000 as part of its consent to any assignment, sublease, or encumbrance.

14.   HOLD HARMLESS.

      14.01 Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all costs, reasonable attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord shall defend the same at Tenant's expense. Landlord shall immediately give Tenant notice of such claim, and shall cooperate with the Tenant in all reasonable respects. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than Landlord's negligence or willful acts. Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees, or any default in the fulfillment of the Landlord's obligations under this Lease. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditament, loss of business by Tenant, nor shall Landlord be liable for any latent defects in the Premises or in the Building (subject to Tenant's rights as set forth in Section 32(d) of this Lease). Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment which Tenant has actual knowledge of.

      14.02 Subject to the waiver of subrogation contained in Section 15, to the extent Tenant is not covered by Landlord's and Tenant's insurance, Landlord shall, and hereby agrees to, indemnify and hold Tenant harmless from any damages, costs and expenses (including reasonable attorneys' fees) in connection with loss of life, bodily or personal injury or property damage arising from any occurrence in the Common Areas of the Building or the land on which the Building is located, except to the extent of the acts or omissions of Tenant.

         15. SUBROGATION. Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss which would be covered by "special form" casualty insurance policies, regardless of whether the parties obtain such coverage. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

         16. LIABILITY INSURANCE.

16.1 Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance or commercial general liability insurance with limits not less than $2,000,000, combined single limit, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, as their interests may appear. Said insurance policy shall contain an deductible portion not to exceed Five Thousand and no/100ths Dollars ($5,000). The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. Tenant may provide any portion of such coverage under an "excess liability" or "umbrella policy." If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant after notifying Tenant and allowing ten (10) business days. Tenant shall deliver to Landlord prior to occupancy of the Premises certificates evidencing the existence and amounts of such insurance with named insured as their interests may appear. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord.

16.2 Landlord shall, at Landlord's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance or commercial general liability insurance with limits not less than $2,000,000, combined single limit, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Building and all areas appurtenant thereto, as their interests may appear. The limit of said insurance shall not, however, limit the liability of the Landlord hereunder. Landlord may carry said insurance under a blanket policy, providing, however, said insurance by Landlord shall have a Tenant's protective liability endorsement attached thereto. Landlord may provide any portion of such coverage under an "excess liability" or "umbrella policy." If Landlord shall fail to procure and maintain said insurance, Tenant may, but shall not be required to, procure and maintain same, but at the expense of Landlord after notifying Landlord and allowing ten (10) business days. Landlord shall deliver to Tenant prior to occupancy of the Premises certificates evidencing the existence and amounts of such insurance with named insured as their interests may appear. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior written notice to Tenant.

16.3. In addition, if either party fails to obtain liability insurance policies on an "occurrence basis" such party shall obtain extension policies commonly referred to as "tail" policies at least thirty (30) days prior to the expiration of any policy which will not be renewed. All extension policies (x) shall include coverage for all claims made after the date, of the policy not renewed, regardless of the date such claims are made; and (y) shall have limits equal to or greater than the policies which are not being renewed. All liability policies shall specifically: (i) insure performance of the agreement of the party procuring the policy, to indemnify as, set forth in Section 14 of this Lease, as it relates to liability for injury to or death of persons and damage to property; and (ii) provide that although the other party is named as an insured, it shall nevertheless be entitled to recover under the policy for any loss suffered as a result of the acts or omissions of the party procuring the insurance policy.

16.4. All insurance which parties are obligated to maintain under any provision of this Lease, shall be issued by insurance companies authorized to do business in the jurisdiction in which the Premises is located, which have a "Best's Letter Rating" of not less than "A" ("Excellent"), with no adverse "Rating Modifier," and a "Financial Size Category" of not less than "Class VIII" (or their then current equivalents) in the most current "Best's Key Rating Guide" or the equivalent in a substitute or successor publication selected by Landlord. All insurance policies shall be written as primary policy coverage, not contributing with, or in excess of any coverage carried by the other party or another.

         17. SERVICES AND UTILITIES. Landlord agrees to furnish to the Premises during all hours and on all days, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning, water and sanitary sewer service required for the comfortable use and occupation of the Premises. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing, except as to Landlord's negligence or tortious acts; provided, however, that if the Tenant cannot reasonably use the Premises for the operation of Tenant's authorized business all Rent shall abate until the Premises is reasonably suitable for the operation of Tenant's authorized business. Wherever heat generating machines or equipment are used in the Premises which extraordinarily affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the reasonable cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

                  Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 220 volts, which will in any extraordinary way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current extraordinarily in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord shall not unreasonably refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The reasonable cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly within 20 days after demand therefor by Landlord for the extraordinary portion of all such water and electric current consumed as shown by said meters at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer and it is agreed that the cost of hiring such person and obtaining such estimate shall be shared equally by Landlord and Tenant.

         18. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after receipt by Tenant from Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property which statement shall include a copy of the tax bill.

         19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the non-discriminatory and even-handedly enforced rules and regulations that Landlord shall, from time to time, promulgate for the use of the Premises and the Common Facilities which are not contrary to any provision of this Lease and do collectively not impose any significant limitation on the Tenant's use of the Premises and the Common Facilities as set forth in this Lease and the rules and regulations which are attached to this Lease as Exhibit B and do not collectively impose any obligation on the part of Tenant to incur material out of pocket expense not imposed by this Lease and the rules and regulations attached to this Lease as Exhibit B. Landlord reserves the right, from time to time, to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant 20 days after delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants. A copy of the current rules and regulations are attached hereto as Exhibit B.

         20. HOLDING OVER. If Tenant remains in possession of the Premises or any part after the expiration of the term hereof, without the express written consent of Landlord, such occupancy shall be a tenancy from month-to-month at a rental in the amount of one and one-half times the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

         21. ENTRY BY LANDLORD. Landlord reserves, and shall during normal business hours upon reasonable written notice to Tenant and subject to Tenant's security requirements, as herein defined, the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or during the last six months of the term to prospective tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may reasonably deem necessary or desirable; provided, however, that: (i) to the extent any entry upon the Premises materially interferes with the conduct of Tenant's business and Tenant's use of the Premises for the purposes authorized by this Lease, the Rent shall be equitably abated, and (ii) Landlord shall take all steps reasonably required to minimize interference with Tenant's use of the Premises, including without limitation intended, and by way of example only, whenever feasible, by performing work outside of normal business hours. In connection with any work to be performed by Landlord under this Lease, Landlord may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby. Except for such abatement of Rent, Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby unless caused by negligence or tortious acts of Landlord or Landlord's breach of its obligations under this Section. For each of the aforesaid purposes, Landlord shall, at all times, have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files and locked interior rooms, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for the damage resulting from the entry and any failure to exercise due care for Tenant's property. Any such entry to the Premises obtained by Landlord by any of said means, or otherwise shall not, under any circumstances, be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

         22. RECONSTRUCTION. In the event the Premises, or the Building of which the Premises are a part, are damaged by fire or other perils covered by "special form" casualty insurance, Landlord agrees to forthwith repair the same to substantially the same condition as existed immediately prior to such damage; and this Lease shall remain in full force and effect, except that the Tenant shall be entitled to an equitable reduction of the Rent while such repairs are being made. Such proportionate reduction to be based upon the extent to which the damage and the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent unless the damage is covered by "special form" casualty insurance. If the restoration of the Premises or the Building is not likely to be completed, or is not completed, within 180 days after the date of the casualty, the Tenant shall have the right to terminate this Lease without liability. Landlord shall give Tenant at least 30 days prior notice of the date when the Premises would be restored and delivered to Tenant. During any period of rent abatement or reduction as described in this Section 22, it is agreed and understood that such rent abatement or reduction shall commence on the date which the Premises or portion thereof are subjected to such damage or casualty and continue until the later of (a) the date that is thirty (30) days after the date that Landlord provides notice to Tenant of the repair and restoration of the Premises or (b) the date on which the Premises are restored and possession of such is delivered to Tenant.

                  In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same within one hundred and fifty (150) days of casualty, provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten percent (10%) of the full replacement cost, then Landlord shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Section provided; or (2) give notice to Tenant at any time within thirty (30) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination. Notwithstanding anything to the contrary contained in this Section, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Section occurs during the last twelve (12) months of the term of this Lease or any extension thereof and in the event of such casualty during the last twelve (12) months of the term of this Lease either Landlord or Tenant shall have the right to terminate this Lease by giving written notice to the other party within thirty (30) days of such casualty; provided, however, that if there is an unexercised renewal term of the Lease remaining, Tenant shall have the right to exercise such term by giving Landlord notice thereof within 30 days after the date Landlord gives Tenant notice of termination, in which event Landlord's notice of termination shall be a nullity

                  Landlord shall not be required to repair any injury or damage by fire or other casualty, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor coverings, partitions, or any other property installed in the Premises by Tenant unless covered by Landlord's insurance as part of the Building.

                  Except for the abatements of Rent provided for in this Lease, The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, or Tenant's personal property, unless caused by Landlord, or, subject to Section 21, any compensation or damages for inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

Landlord shall throughout the Lease term maintain "special form" casualty insurance coverage for the Building and all related insurable improvements, for their full replacement cost, with an agreed value endorsement.

The term "special form" insurance coverage as used in this Lease may exclude the perils of "flood," "earthquake," and "law and ordinance" for the Building and all related insurable improvements, for their full replacement cost, with an agreed value endorsement.

         23. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease:

                  a. The vacating or abandonment of the Premises by Tenant, without payment of Rent, where such failure shall continue for a period of ten
(10) days after written notice thereof by Landlord to Tenant.

                  b. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant.

                  c. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Section 23.b above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant takes steps to commence such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition of reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within 90 days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within 90 days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in 90 days.

                  e. If Landlord is in default in the performance of any obligation under this Lease on the part of Landlord to be performed and such default continues for a period of thirty (30) days after Tenant's written notice to Landlord specifying the nature of the default then Tenant may exercise any right or remedy it may possess at law or equity, which is not otherwise waived in this Lease. If the default set forth in Tenant's notice cannot reasonably be cured within thirty (30) days, then Landlord shall not be deemed to be in default if (i) Landlord notifies Tenant in writing that it will cure the default, (ii) commences to cure the default within such thirty (30)-day period, and (iii) proceeds diligently and in good faith thereafter to cure such default and does cure such default within a reasonable time.

         24. REMEDIES IN DEFAULT. In the event of any such default or breach by Tenant which continues uncured after the expiration of any applicable grace period, Landlord may at any time thereafter, with notice or demand (which notice requirement may be satisfied by the provision of notice of default from Landlord to Tenant as set forth in Section 23, above, but only if such notice includes a statement notifying Tenant that failure to cure such default within the applicable grace period will result the exercise of one of Landlord's remedies in default as set forth below), and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

                  a. Terminate Tenant's right to possession of the Premises by any lawful and peaceful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary and reasonable expenses incurred in connection with renovation and alteration of the Premises, reasonable attorneys' fees, any real estate commission actually paid (which shall be limited to (a) the real estate commission due under the remaining term of the Lease and (b) real estate commission due in connection with reletting the Premises, provided, however, that Tenant shall only be responsible for item (a) until such time as the Premises are re-let and thereafter shall be responsible for item (b) for the time which would have encompassed the remaining term of this Lease, if it had remained in effect); the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid Rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided, with the resulting figure discounted to present value using the Discount Rate provided in the following sentence (and defined therein). For any sums discounted to present value pursuant to the preceding sentence, it is agreed that the discount rate used shall be the average of three (3) rates of interest given on high-balance savings accounts, as the same existed on the date of award by the court, which rates shall be determined by Landlord selecting three (3) national or regional banks operating within Boulder County and taking the average of those three (3) rates. The resultant rate shall be known as the Discount Rate for purposes of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of twenty percent (20%) per annum. In the event Tenant shall have abandoned the Premises without payment of rent, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this Section, or (b) proceeding under the provisions of the following Section 24.b.

                  b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                  c. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

Despite any other provision of this Lease to the contrary, Landlord shall have an obligation to mitigate Landlord's damages.

                  25. EMINENT DOMAIN. If any portion of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or more than 15.00 percent of the Tenant's parking spaces or any portion of the Building or Common Facilities reasonably required for the Tenant's authorized use of the Premises, either party shall have the right, at its option, to terminate this Lease by giving written notice to the other party, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If any portion of the Premises or any portion of the Building or Common Facilities reasonably required for the Tenant's authorized use of the Premises is taken and neither party elects to terminate as herein provided, the Rent thereafter to be paid shall be equitably reduced. If more than ten percent (10%) of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease by giving thirty (30) days written notice to Tenant and shall be entitled to the entire award as above provided. Tenant shall, however, have the right to pursue a separate claim for any other damage suffered as a result of such taking. If Landlord does not terminate this Lease in accordance with this Section, Landlord shall forwith restore the Premises, Building and Common Facilities affected by the taking to the fullest extent possible.

         26. ESTOPPEL STATEMENT. Landlord and Tenant shall at any time and from time to time upon not less than ten (10) business days' prior written notice from the other party execute, acknowledge, and deliver to the other party a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's or Landlord's knowledge, as appropriate, any uncured defaults or breaches on the part of the other party hereunder, or specifying such breaches or defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrance of all or any portion of the real property of which the Premises are a part.

         27. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building, subject to the non-discriminatory, even-handedly enforced rules and regulations which may be established or altered by Landlord at any time or from time to time during the term hereof. Tenant shall have the exclusive right to the use of fifty-three (53) parking spaces, may, subject to Landlord's consent, sign the exclusive spaces accordingly, and to the extent permitted by applicable law, may sticker any vehicles parked in derogation of the rights conferred by this Section. There shall be no additional rent or other charge imposed for the use of such spaces. If any occupant of the Building does not require its pro rata share of parking spaces, Landlord shall make reasonable efforts to assist Tenant in Tenant's efforts to procure the use of the spaces not required by the other occupant(s).

         28. AUTHORITY OF PARTIES.

                  a. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

                  b. Limited Partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

                  c. Limited Liability Company. If the Landlord herein is a limited liability company, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited liability company, and furthermore, Tenant expressly waives any and all rights to proceed against individual members or managing members, except to the extent of their interest in said limited liability company. Each individual executing this Lease on behalf of said limited liability company represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the company, in accordance with a duly adopted resolution of the managers or all of the members of the company, whichever has the authority to do so, and that this Lease is binding upon said company in accordance with its terms, and that Landlord is not required to obtain any consents or approvals of any third parties with respect to this Lease.

                  d. Use of Premises. Landlord, after appropriate inquiry, represents to the Tenant that the Building and the land on which the Building is located, may lawfully be used for administrative offices, provided, however, that despite the foregoing, it is mutually agreed and acknowledged that Tenant is solely responsible for conducting its own due diligence and making its own conclusions regarding all matters relating to zoning and use. Landlord represents and warrants that, during the Term of this Lease, it will not commence any action to change the current zoning of the Building or land on which the Building is located which would negatively impact Tenant.

         29. GENERAL PROVISIONS.

                  a. Plats and Riders. Clauses, plats, exhibits and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are hereby incorporated by reference as a part hereof as if set forth at length in this Lease.

                  b. Waiver. The waiver by either party of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord or payment of Rent by Tenant, shall not be deemed to be a waiver of any preceding breach by Tenant or Landlord respectively, of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of knowledge of such preceding breach at the time of the acceptance or payment of such rent.

                  c. Notices. All notices, demands, approvals, consents and other communications (collectively "Notices") which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All Notices by the Landlord to the Tenant shall be sent by a) United States Mail, certified mail, return receipt requested, postage prepaid, or b) nationally recognized overnight bonded courier, addressed to the Tenant at 5435 Airport Blvd. Suite 100, Boulder, Colorado 80301, or to such other place(s) as Tenant may, from time to time, designate in a notice to the Landlord. For the period beginning on the date Tenant takes possession of the Premises, unless Tenant otherwise gives Landlord notice specifying another address for Notices, all Notices to Tenant shall be addressed to the Tenant at the Premises All notices and demands by the Tenant to the Landlord shall be sent by a) United States Mail, postage prepaid, certified mail, return receipt requested, postage prepaid, or b) nationally recognized overnight bonded courier, addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may, from time to time, designate in a notice to the Tenant.

                  d. Joint Obligation. If there were more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

                  e. Marginal Headings. The marginal headings and Section titles to the Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                  f. Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

                  g. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

                  h. Recordation. Neither the Landlord nor Tenant shall record this Lease. At the request of either party, the other party shall execute and deliver a short form memorandum hereof in substantially the form attached to Lease as Exhibit C, which may be recorded.

                  i. Quiet Possession. So long as Tenant is not in default under this Lease after the expiration of any applicable grace period, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

                  j. Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due and payable from Tenant shall not be received by Landlord or Landlord's designee on or before the date payment is due, and remains unpaid seven (7) days after the date Landlord gives Tenant notice specifying the payment and amount past due, then Tenant shall pay to Landlord a late charge equal to four percent (4%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

                  k. Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

                  l. Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses, including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

                  m. Sale of Premises by Landlord. In the event of any bona fide sale of the Building, and assignment and transfer of Tenant's Security Deposit to Purchaser, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; provided the purchaser, at such sale expressly agrees to assume and carry out any and all of the covenants and obligations of the Landlord under this Lease, and Tenant has been given notice of the sale, together with the name, address and telephone number of the purchaser.

                  n. Subordination, Non-Disturbance and Attornment. Upon request of the Landlord, Tenant will, in writing, subordinate its rights hereunder to the lien of any first mortgage or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof. Tenant and Landlord's construction lender, First National Bank of Colorado ("Construction Lender") shall, within thirty days of the date of this Lease, agree upon the form and content of a subordination, non-disturbance and attornment agreement ("SNDA") and take all steps necessary to execute the same. If Tenant and Construction Lender fail to agree upon and execute such SNDA within thirty (30) days of the date of this Lease, then Tenant shall thereafter, but prior to the execution of such SNDA, have the right to terminate this Lease without liability by giving notice of termination to Landlord.

                           In the event any proceedings are brought for
foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease; provided the purchaser recognizes this Lease and all of the Tenant's rights under this Lease..

                           Notwithstanding anything to the contrary contained
herein, Tenant shall only be obligated under this
Section 29(n) if such bank, insurance company or other lending institution or purchaser upon any such foreclosure or sale (a) recognizes Tenant's interest under this Lease, (b) agrees that, so long as Tenant is not in default under this Lease beyond any applicable cure periods, to recognize all of the Tenant's rights under this Lease, not disturb Tenant's possession of the Premises, nor to interfere with Tenant's use of the Building and Common Facilities, nor join Tenant in any foreclosure or other enforcement proceeding, (c) further agrees that despite any subordination of this Lease, the proceeds of insurance and condemnation shall be applied to pay the costs of restoration of the Building and Common Facilities in accordance with this Lease; (d) executes and delivers a subordination, non-disturbance and attornment agreement in a form reasonably acceptable to Tenant and such lending institution or purchaser.

                  o. Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises. Landlord shall not use Tenant's name for any purpose except to identify the Tenant.

                  p. Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

                  q. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                  r. Choice of Law. This Lease shall be governed by the law of the State of Colorado

                  s. Signs and Auctions. Tenant shall not place any sign upon the exterior of the Premises or Building or conduct any auction thereon without Landlord's prior written consent which shall not be unreasonably withheld, conditioned or delayed. Tenant shall, subject to the prior consent of the Landlord which consent shall not be unreasonably withheld, delayed or conditioned, have the right to: (i) place Tenant's name and suite number in the Building's directory, (ii) place Tenant's name and logo on a sign in the elevator lobby on the 2nd floor, (iii) place Tenant's name and logo (and those of any other authorized occupants) on a sign adjacent to the entrance to the Premises, (iv) place Tenant's name, office hours, telephone numbers and like information on the door to the Premises, and (v) on the exterior monument sign, have Landlord provide Tenant its pro rata share (based on amount of square feet occupied in the Building) of space on all sign fascia and have Landlord provide Tenant with the uppermost space on the area of said sign facia reserved for tenant signage. All of the above signage shall be subject to any approvals required by law, the parties' approval of the content and appearance (which shall not be unreasonably withheld, delayed or conditioned), and with respect to the directory specified in
                  (i), above and the monument sign fascia specified in (v) above, Landlord shall complete the same at Tenant's reasonable expense. Landlord and Tenant agree to work together promptly and in good faith to determine the design, content, and placement of such signage.

                  t. Landlord's Liability. The liabilities of the partners or members of the Landlord pursuant to this Lease shall be limited to the assets of the partnership or limited liability company and the proceeds thereof, and Tenant, its successors and assigns hereby waive all other right to proceed against any of the partners, members, or the officers, shareholders, or directors of any corporate partner of Landlord. The term "Landlord," as used in this Section, shall mean only the owner or owners at the time in question of the fee title or an interest in a ground lease of the building. Notwithstanding anything to the contrary contained herein, the extent of the Landlord's liability under this Lease shall be limited to the property of which the Premises herein are a part, and Tenant shall not seek any personal liability against Landlord or any of Landlord's partners or members except to the extent of the assets of the Landlord and the proceeds thereof.

                  u. Waiver of Jury Trial. Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of occupancy of the Premises, or any other claims (except claims for personal injury or property damage), and any emergency statutory or any other statutory remedy.

                  v. Arbitration. Except for an action to gain possession of the Premises and except as provided below, any and all disputes arising under or related to this Agreement which are not resolved through negotiations between the parties shall be submitted to binding arbitration. If the parties fail to reach a settlement of their dispute within fifteen (15) days after the earliest date upon which one of the parties notified the other(s) of its desire to attempt to resolve the dispute, then the dispute shall promptly be submitted to arbitration by a single arbiter through the Judicial Arbiter Group, any successor of the Judicial Arbiter Group, or any similar arbitration provider (collectively "JAG") provided, however, that the arbitrator provided must be either: (i)a former judge or (ii) an attorney with not less than 15 years of extensive commercial real estate experience. The arbiter shall be selected by JAG or the court on the basis, if possible, of his or her expertise in the subject matter(s) of the dispute. The decision of the arbiter shall be final, nonappealable and binding upon the parties, and it may be entered in any court of competent jurisdiction. The arbitration shall take place in Boulder, Colorado. The arbitrator shall be bound by the law of the State of Colorado applicable to the issues involved in the arbitration and all Colorado rules relating to the admissibility of evidence, including, without limitation, all relevant privileges and the attorney work product doctrine. Discovery shall be limited to document production and four depositions by each party. All such discovery shall be completed within 90 days after the date the arbiter is appointed, and otherwise all such discovery shall be completed in accordance with the time limitations prescribed in the Colorado Rules of Civil Procedure, unless otherwise agreed by the parties or ordered by the arbitrator on the basis of strict necessity adequately demonstrated by the party requesting an extension or reduction of time. The arbitrator shall have the power to grant equitable relief where applicable under Colorado law. The arbitrator shall issue a written opinion setting forth her or his decision and the reasons therefor within thirty
(30) days after the arbitration proceeding is concluded. The obligation of the parties to submit any dispute arising under or related to this Agreement to arbitration as provided in this Section shall survive the expiration or earlier termination of this Agreement. Notwithstanding the foregoing, either party may seek and obtain an injunction or other appropriate relief from a court to preserve or protect the status quo with respect to any matter pending conclusion of the arbitration proceeding, but no such application to a court shall in any way be permitted to stay or otherwise impede the progress of the arbitration proceeding.

                  w. Financial Statements. Tenant shall provide their most recent annual report, including statements of income and expense and statements of net worth ("financial statements") within 15 business days following the written request of Landlord. Landlord may request said annual report once during any twelve (12) month period. Said annual report shall be verified as being true and correct and Landlord agrees to keep said annual report confidential, but may use the annual report for purposes of obtaining financing upon the property. At the time Landlord requests annual financial statements from Tenant for financing purposes, Landlord shall advise Tenant to whom the annual report will be submitted and Landlord shall, if requested to do so by Tenant, obtain from such individual or entity a written agreement which shall provide that said annual report will be and shall remain confidential. Within fifteen (15) days after the execution of this Lease, Tenant shall submit to Landlord its most recent financial statements.

                  x. Interest on Past Due Payments. Except as otherwise provided in any section of this Lease, if either party fails to pay any money due and payable to the other party within ten days after the date the party entitled to payment gives notice that the payment is past due; then the amount past due shall earn interest at the rate of two percent (2%) over the prime rate as published by Bank One, Colorado, N.A. or its successor on the date the party entitled to payment gives notice that the payment is past due (the "Prime Rate") per year until paid.

         30. BROKERS. Each party severally warrants to the other that it has had no dealings with any real estate brokers or agents in connection with the negotiation of this Lease excepting only The Colorado Group, Inc., Gibbons-White, Incorporated and Staubach Company and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall pay all commissions and other compensation payable to such brokers in accordance with the separate written agreement(s) between Landlord and such brokers.

         31. HAZARDOUS MATERIALS AND ENVIRONMENTAL CONSIDERATIONS

31.1 a. Tenant covenants and agrees that Tenant and its agents, employees, contractors, invitees and suppliers shall comply with all Hazardous Materials Laws (as hereinafter defined). Without limiting the foregoing, Tenant covenants and agrees that it will not use, generate, store or dispose of, nor permit the use, generation, storage or disposal of Hazardous Materials (as hereinafter defined) on, under or about the Leased Premises, nor will it transport or permit the transportation of Hazardous Materials to or from the Leased Premises, except in full compliance with any applicable Hazardous Materials Laws. Any Hazardous Materials located on the Leased Premises by or at the request of Tenant shall be handled appropriately, which shall include the use of such equipment (at Tenant's expense) as is necessary to meet any standards imposed by any Hazardous Materials Laws and in such a way as not to interfere with any other tenant's use of its premises. Upon breach of any covenant contained herein, Tenant shall, at Tenant's sole expense, cure such breach by taking all action prescribed by any applicable Hazardous Materials Laws or by any governmental authority with jurisdiction over such matters.

                  b. Tenant shall inform Landlord at any time of (i) any Hazardous Materials it intends to use, generate, handle, store or dispose of, on or about or transport from, the Leased Premises which is not commonly employed in the operation of commercial offices (such commonly employed Hazardous Materials include by way of example only, cleaning fluids, correction fluids, and batteries employed in computers and other office equipment), and (ii) of Tenant's discovery of any event or condition which constitutes a violation of any applicable Hazardous Materials Laws. Tenant shall provide to Landlord copies of all communications to or from any governmental authority or any other party relating to Hazardous Materials affecting the Leased Premises, except any which are subject to any attorney-client or attorney work product privilege.

                  c. Tenant shall indemnify and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, reasonable costs, liabilities, reasonable expenses or losses (including without limitation, diminution on value of the Premises, damages for loss or restriction on use of all or part of the Premises, sums paid in settlement of claims provided Tenant has approved the settlement which approval shall not be unreasonably withheld, delayed or conditioned, necessary investigation of site conditions created by Tenant, or any cleanup, removal or restoration work required by any federal, state or local governmental agency, attorney's fees, consultant fees and expert fees) which arise as a result of or in connection with any breach of the foregoing covenants or any other violation contained in this Section. The indemnity in this subsection shall also accrue to the benefit of the employees, members, agents, officers, directors and/or partners of Landlord.

                  d. Upon termination of the Lease and/or vacation of the Leased Premises, Tenant shall properly remove all Hazardous Materials placed in the Premises by the Tenant.

                  e. "Hazardous Materials" shall mean (a) any chemical, material, substance or pollutant which poses a hazard to the Premises or to persons on or about the Premises or would cause a violation of or is regulated by any Hazardous Materials Laws, and (b) any chemical, material or substance defined as or included in the definitions of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", "toxic substances", "regulated substances", or words of similar import under any applicable federal, state or local law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response. Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sec. 1801, et seq.; the Resource Conservation and Recover Act, as amended, 42 U.S.C. Sec. 6901, et seq.; the Solid Waste Disposal Act, 42 U.S.C. Sec. 6991 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Sec. 1251, et seq., of the Colorado Revised Statutes. "Hazardous Materials Laws" shall mean any federal, state or local laws, ordinances, rules or regulations (including, but not limited to, those laws specified above) relating to the environment, health and safety or the use, handling, transportation, production, disposal, discharge or storage of Hazardous Materials, or to industrial hygiene or the environmental conditions on, under or about the Premises, the Building or the land on which the Building is located. Said term shall be deemed to include all such laws as are now in effect or as hereafter amended and all other such laws as may hereafter be enacted or adopted during the term of this Lease.

                  f. All obligations of Tenant hereunder shall survive and continue after the expiration of this Lease or its earlier termination for any reason.

                  g. Tenant further covenants and agrees that it shall not install any storage tank (whether above or below the ground) on the Leased Premises without obtaining the prior written consent of the Landlord, which consent may be conditioned upon further requirements imposed by Landlord with respect to, among other things, compliance by Tenant with any applicable laws, rules, regulations or ordinances and safety measures or financial responsibility requirements.

31.2 a. Landlord covenants and agrees that Landlord and its agents, employees, contractors and suppliers shall comply with all Hazardous Materials Laws (as hereinafter defined). Without limiting the foregoing, Landlord covenants and agrees that it will not use, generate, store or dispose of, nor permit the use, generation, storage or disposal of Hazardous Materials (as hereinafter defined) on, under or about the Building, nor will it transport or permit the transportation of Hazardous Materials to or from the Building and land on which the Building is located, except in full compliance with any applicable Hazardous Materials Laws. Any Hazardous Materials located on the Building or adjacent land by or at the request of Landlord shall be handled appropriately, which shall include the use of such equipment (at Landlord's expense) as is necessary to meet any standards imposed by any Hazardous Materials Laws and in such a way as not to interfere with any Tenant's use of the Premises. Upon breach of any covenant contained herein, Landlord shall, at Landlord's sole expense, cure such breach by taking all action prescribed by any applicable Hazardous Materials Laws or by any governmental authority with jurisdiction over such matters.

         b. Landlord represents and warrants that Landlord has no knowledge and Landlord has no notice of the presence or release of any Hazardous Materials not commonly found in commercial offices, nor of any violation or potential violation of Hazardous Materials Laws on or about the Building or adjacent land, except as disclosed in the Final Report dated October 9, 1998, Phase I Environmental Assessment, Lot 2, Gunbarrel Technical Center, Boulder CO, prepared by Enpro Consulting Group, prepared for Bank One of Boulder.

         c. Landlord shall inform Tenant at any time of (i) any Hazardous Materials it intends to use, generate, handle, store or dispose of, on or about or transport from, the Building or adjacent land which is not commonly employed in the operation of commercial offices, and (ii) of Landlord's discovery of any event or condition which constitutes a violation of any applicable Hazardous Materials Laws. Landlord shall provide to Tenant copies of all communications to or from any governmental authority or any other person or entity relating to Hazardous Materials affecting the Building or adjacent land, except any which are subject to any attorney-client or attorney work product privilege.

         d. All obligations of Landlord hereunder shall survive and continue after the expiration of this Lease or its earlier termination for any reason.

         32. MISCELLANEOUS

                  a. At Tenant's option, Landlord shall provide janitorial services to the Premises at Tenant's cost on a month-to-month basis, and shall bill Tenant therefor monthly.

                  b. Tenant shall, at Landlord's expense (but only to the extent of the tenant improvement allowance set forth in the following subsection (c)), construct certain build-out improvements to the Premises, including construction of suspended ceilings; exterior and partitioning walls; doors, installation of carpeting; carpet padding, painting; installation of fire sprinkling system; HVAC, and lighting systems; and other improvements as agreed upon in accordance with plans and specifications ("Plans") to be approved by Landlord and Tenant, and attached hereto as Exhibit D (hereinafter collectively referred to as the "Tenant Improvement"). Landlord and Tenant will use diligent efforts to prepare and approve construction drawings and specifications and approve them in writing within twenty-one (21) days after the date of this Lease. If there are no Plans within 45 days after the date of this Lease either party shall have the right to terminate this Lease without liability by giving notice of termination to the other party before there are Plans. Tenant Improvements shall be completed pursuant to the provisions of the Plans and the Work Letter attached hereto as Exhibit E. Landlord's construction of the Building of which the Premises are a part shall be in accordance with Landlord's "Preliminary Specifications for the Base Building", a copy of which is attached hereto as Exhibit F.

                           1. Upon (i) compliance with the requirements set
                  forth Subsubsection (4 ) of this Subsection (b), and (ii) Landlord's approval of Tenant's selection of contractor, which approval (subject to the criteria set forth below) will not be unreasonably withheld, conditioned or delayed, Tenant shall be permitted by Landlord to contract directly with the contractor of its choice ("Contractor") for completion of the Tenant Improvements and that except for the obligation to remit payment for the cost of such improvements in accordance with the allowance set forth in Subsection (c), below, Landlord shall have no liability whatsoever to Tenant with respect to the completion of said Tenant Improvements. Tenant acknowledges that Landlord's approval of the Contractor to complete the Tenant Improvements shall be granted or withheld based on objective and subjective pertinent criteria, and shall include, among other things, Landlord's opinion regarding the quality of work and workmanship of such Contractor, specifically whether such quality of workmanship meets or exceeds that which is typically performed by Chrisman Construction, Inc. It is acknowledged that it is Landlord's preference that Tenant utilize Chrisman Construction, Inc. for completion of the Tenant Improvements, and Tenant agrees to use reasonable efforts to select Chrisman Construction, Inc. as its Contractor.

                           2. As of the date hereof, Tenant has identified the
                  following four (4) contractors as candidates for completion of the Tenant Improvements: Chrisman Construction, Inc., Centerre Construction, Sand Construction and Jordy Carter Construction. Within ten (10) business days of execution of this Lease, Landlord shall provide written notice to Tenant of its acceptance or rejection of each of these candidates, which acceptance shall not be unreasonably withheld or conditioned, provided, however, that if, prior to said ten day period (and prior to Tenant's receipt of Landlord's approval or rejection of such four candidates), Tenant provides Landlord with written notice of its selection of one (1) of those contractors, then Landlord shall have three (3) business days thereafter to respond to Tenant with approval or rejection of said selection, which approval shall not be unreasonably withheld or conditioned. If Landlord thereafter rejects said selection, then Landlord shall provide Tenant written notice of its approval or rejection of the remaining three (3) candidates within the remaining portion of the ten (10) business day time period set forth above. If Landlord rejects any contractor, Landlord shall specify in its notice the reasons for such rejection. Landlord represents that as of the date of this Lease, Landlord is unaware of any reason to reject any of the contractors identified by Tenant above, but reserves the right to conduct further investigations regarding such contractors in accordance with the criteria and time frames set forth herein.. Following selection and approval of Tenant's contractor, Tenant shall provide written notice to Landlord confirming its selection.

                           3. If Tenant selects a Contractor which is not
                  Chrisman Construction, Inc. then during the construction of the Tenant Improvements, Tenant agrees to take reasonable steps necessary to facilitate open communication between Landlord and Tenant's consultant Don Fitzmartin ("Consultant") with the intent of keeping Landlord informed as to the status of the Tenant Improvements and any problems encountered in connection therewith. Said open communication includes, but is not limited to: communication with Landlord regarding status of the Tenant Improvements and any problems encountered in connection therewith, availability to answer Landlord's questions regarding all matters related to the Tenant Improvements, and copying Landlord on all material communication between Tenant and Consultant which relates to the Tenant Improvements.

                           4. Tenant agrees to execute, in a form reasonably
                  acceptable to Landlord's lender, an assignment of the construction contract between it and its Contractor, assigning Tenant's rights under said contract to lender upon the occurrence of any default by the Tenant under this Lease which continues after the applicable grace period expires.

                           c. Landlord's allowance for Tenant Improvements is $539,997.50, and shall be paid directly to Tenant's Contractor in monthly installments within ten (10) days following receipt of (i) an invoice for work performed pursuant to the Plans and (ii) a lien waiver, executed by Contractor, acknowledging payment in full (subject to receipt of Landlord's portion of such sums, if necessary) for work performed pursuant to its contract with Tenant. To the extent that the cost of said improvements is less than or exceeds $539,997.50, basic monthly rental shall increase or decrease by amortizing the increase or decrease over ten (10) years four (4) months at the greater of (a) 10% per annum or (b) two percent (2%) over the interest rate secured by Landlord in financing such amounts, or Tenant has the option of paying up front any amount above and beyond the $539,997.50 allowance, or prepaying any unamortized balance at anytime without premium or penalty. By way of example only, if the cost of Tenant Improvements increase or decrease by $1,000.00, the basic monthly rent will increase or decrease by $13.22. The above amortization of Tenant Improvements by Landlord shall be capped at a total per-square-foot Tenant Improvement cost of thirty five dollars ($35.00), and all amounts spent on Tenant Improvements above that amount shall be paid directly by Tenant at the time such costs are incurred. In other words, Landlord will amortize up to an additional $100,677.50 in Tenant Improvements above the $539,997.50 described in this Subsection (c). If Landlord fails to make any payment to the Tenant's Contractor (towards the Tenant Improvement allowance) which is required by this Lease within ten days after the date Tenant gives Landlord notice specifying the payment past due, then Tenant shall have the right to make the payment which Landlord failed to make and to offset the payment made by the Tenant against the base rent and any other rent payable under this Lease until Tenant has been reimbursed in full for the payments made by the Tenant, together with interest at the rate payable under this Lease for past due payments owed by one party to the other under Section 29(x) above.

                           d. Within one year of the date of completion of construction of the core and shell portions of the Building by Landlord, Tenant shall have the right to later demand and Landlord shall have the obligation to correct, any defects in workmanship or materials of said core and shell portions which could not reasonably be observed by a visual inspection of the exposed improvements at the time Tenant took possession.

                  e. Reasonable HVAC maintenance costs for the Premises shall be charged monthly by Landlord to Tenant as costs are incurred.


                  f. Landlord shall provide an allowance of thirty thousand AND 00/100 ($30,000.00) for the burial of two (2) power poles and related lines located directly to the north of subject property. Tenant at tenant's sole expense shall pay for any cost beyond the allowance of $30,000.00. This payment shall be made within fifteen (15) days after written notice to Tenant after the burial is completed. Before commencing such work, and within 45 days after the date of this Lease, Landlord shall endeavor to provide Tenant with a firm good faith proposal for the work at a fixed or maximum cost. Tenant may reject the proposal by giving Landlord notice within ten days after Tenant receives the proposal, in which event Tenant shall have no right to require the burial. If Tenant elects to require the burial and the entire thirty thousand dollar allowance is not used, then any amounts remaining following such burial shall be allocated to Tenant for further tenant improvement work. If, however, Tenant elects to not bury the power poles described in this Subsection (f), then it is understood that Tenant shall instead receive an additional abatement of rent (in addition to that described in Section 5(a), above) in the amount of Twenty thousand and no/100ths Dollars ($20,000.00), which abatement shall be applied to Tenant's basic rental obligation in the fourteenth (14th) month of this Lease.

                  g. Tenant shall have access to Premises 24 hours per day, seven days per week, 52 weeks per year.

                  h. Tenant shall have the right during the Term hereof to install, operate, and maintain 3 Satellite Dishes on the roof of the Building not exceeding 18 inches in diameter, and one Satellite Dish not exceeding 8 feet in diameter on an agreed to portion of the land on which the Building is located.

                  Tenant covenants that Satellite Dish installation, operation, and maintenance of any Satellite Dish shall be subject to the following:

                  1. All such installation, maintenance and operation shall be at Tenant's sole cost, expense, and risk.

                  2. The size, weight and configuration of such Satellite Dish shall be approved by Landlord in advance, such approval not to be unreasonably withheld, delayed or conditioned.

                  3. All plans and specifications for such installation shall be approved by Landlord in advance, such approval not to be unreasonably withheld, delayed or conditioned.

                  4. Any damage to the Building roof or any other portion of the Building resulting from the installation, maintenance and operation of any Satellite Dish, including without limitation water damage or damage to the roof membrane, shall be repaired promptly and at Tenant's sole expense.

                  5. Tenant shall carry additional insurance with respect to any Satellite Dish in reasonably adequate amounts and coverage.

                  6. Tenant shall maintain any Satellite Dish and all related facilities and equipment in good order and repair, at Tenant's sole expense.

                  7. Tenant shall maintain any Satellite Dish belonging to Tenant and upon the expiration of this Lease or any extension thereof, or in no event later than fifteen (15) days thereafter, the cost and expense of said removal, and any necessary repair of the roof or premises by reason of said Satellite Dish removal shall be borne by the Tenant.

                  The installation, existence, maintenance and operation of any Satellite Dish shall be lawful under all applicable laws, ordinances, rules, orders, regulations, etc., of any federal, state, local or other authorities having jurisdiction, and Tenant, in advance and at its sole expense and in a timely manner, shall obtain all licenses and permits, perform all monitoring, make all reports, and take all other steps necessary to permit the lawful installation and continued lawful operation of the Satellite Dish.

         i. Tenant shall have the option to extend this Lease for two (2) additional successive terms of five (5) years each. In the event Tenant desires to exercise said option, Tenant shall give written notice of such fact to Landlord not less than two hundred seventy (270) days prior to the expiration of the then current term of this Lease. In the event of such exercise, this Lease Agreement shall be automatically extended for the additional term. Notwithstanding the foregoing, this option shall be void and of no force or effect if the Tenant is in default hereunder after the expiration of the applicable grace period, either as of the date of the Tenant's exercise of said option or as of the date of the commencement of the option or additional term.

                  a. Rent. Tenant shall pay the Fair Market Rental Value of the Premises (as such term is defined below) as base rent during the first five year option period. Tenant shall pay the then-current Fair Market Rental Value of the Premises as base rent during the second five year option period.

                  b. Calculation of Fair Market Rental Value. Landlord and Tenant will attempt to agree upon a Fair Market Rental Value of the Premises (expressed on a dollar per square foot per year basis) as determined by comparison to parcels of similar size located in property in or near the City of Boulder, Colorado, having comparable development, use and density capability, containing existing buildings of comparable quality and such other characteristics as may be deemed relevant by a subject appraiser whose selection is outlined herein (the "Fair Market Rental Value").

         Landlord shall select an independent MAI real estate appraiser with at least ten (10) years' experience in appraising commercial real property in the City of Boulder, Colorado (a "Qualified Appraiser"). The Qualified Appraiser selected by the Landlord shall be referred to as the "Landlords Appraiser". Within thirty (30) days of being selected by the Landlord, the Landlord's appraiser shall determine the Fair Market Rental Value of the Premises in accordance with the appraisal standards set forth above and shall immediately give the Landlord and the Tenant written notification of his determination.

         If the Tenant agrees with the Landlord's Appraiser's determination of the Fair Market Rental Value, such Fair Market Rental Value shall be multiplied by 18,305, and the resultant amount shall be divided by twelve (12) to arrive at the new base monthly rental ("Base Monthly Rental"). The new Base Monthly Rental shall become effective beginning with the first month of the Option Term. If the Tenant does not agree with the Landlord's Appraiser's determination of Fair Market Rental Value, the Tenant shall have the right to select its own Qualified Appraiser to determine the Fair Market Rental Value. If the Tenant does elect to appoint a Qualified Appraiser, (the Tenant's Appraiser"), the Tenant shall select the Tenant's Appraiser within thirty (30) business days after receiving the Landlord's Appraiser's Determination of Fair Market Rental Value. The Tenant's Appraiser shall make his own determination of the Fair Market Rental Value in accordance with the provisions set forth above, within thirty (30) business days of being selected by the Tenant and shall immediately give the Landlord and the Tenant written notice of his determination.

         If the Fair Market Rental Value as determined by the Landlord's Appraiser and the Tenant's Appraiser, respectively, differ by an amount which is equal to or less than five percent (5%) of the Fair Market Rental Value determined by the Landlord's Appraiser, then the arithmetic mean average of the two Fair Market Rental Values shall constitute the fair Market Rental Value used to calculate the new Base Monthly Rental which will be in effect for the Option Term. If the Fair Market Rental Value determined by the Landlord's Appraiser and the Tenant's Appraiser's determination of the Fair Market Rental Value differ by more than five percent (5%), the Landlord's Appraiser and the Tenant's Appraiser shall agree upon and select a third Qualified appraiser who shall be independent of and have no prior or existing affiliation or relationship with either the Landlord or the Tenant (the "Independent Appraiser"). If Landlord's Appraiser and Tenant's Appraiser fail to agree upon and select an Independent Appraiser within ten (10) days of the decision to seek an Independent Appraiser, then said Independent Appraiser shall be selected by the agreement of Landlord's legal counsel and Tenant's legal counsel. Within ten (10) business days of being appointed, the Independent Appraiser shall, after exercising his best professional judgement, choose either the Landlord's Appraiser's or the Tenant's Appraiser's determination of the Fair Market Rental Value whichever best represents the Fair Market Rental Value at that point in time. Upon making such a selection, the Independent Appraiser shall immediately give the Landlord and the Tenant written notice of this selection of the Fair Market Rental Value. The Fair Market Rental Value selected by the Independent Appraiser shall be used to calculate the new Base Monthly Rental which will be in effect during the Extension Option, and such selection by the Independent appraiser shall be binding and conclusive upon the Landlord and the Tenant.

         All Appraisal fees incurred hereunder shall be shared equally by the Landlord and Tenant.


                  j. Tenant shall have the right to use its own Architect for the Plans and Tenant Improvements upon Landlord's approval of the architect which approval shall not be unreasonably withheld, delayed or conditioned. The Landlord hereby approves B2SJ. All architectural fees will be paid from the Tenant Improvement Allowance. Tenant's architect shall coordinate with Landlord's architect for review of documents and submittal of construction documents to the City of Boulder. Landlord's architect shall not incur expenses that will exceed $1,000 in coordinating with Tenant's architect for review of documents and submittal of construction documents to the City of Boulder. However, if Landlord's architect finds an error in Tenant's plans that shall result in additional work on behalf of Landlord's architect, then Tenant could incur incremental costs associated with rectifying such errors.

                  k. Tenant shall be provided its pro rata share of the existing monument signage and Tenant's design shall be approved in writing by Landlord, which approval shall not be unreasonably withheld, delayed or conditioned.

                  l. Whenever the consent or approval of either party is required under this Lease, such consent or approval shall be deemed given unless within 20 days after the consent or approval is requested, notice is given specifying reasonable reasons why consent or approval is denied; provided the text of this Section is included in the request for consent or approval.

                  m. Landlord shall not alter, improve or add to the Building or the land on which the Building is located in any manner which will materially adversely affect the Tenant's authorized use of the Premises, access to or from the Premises, the Common Facilities existing as of the date of this Lease or the parking granted to the Tenant under this Lease.

                  n. Landlord represents and warrants that on the date the Lease term commences the mechanical systems in the Building and Premises, including without limitation intended, HVAC, plumbing and electrical systems are in good working order, and the structure of the Building including the roof is in good condition and free from leaks.

                  o. Landlord warrants and represents that so long as the amount of computer equipment, machinery and other related office equipment used in the Premises is not in excess of the amount of equipment utilized in a typical administrative office and, provided that adequate measures are taken by Tenant to address additional cooling needs that may be necessary for Tenant's computer equipment and server rooms within the Premises, the HVAC for the Building has and will have sufficient capacity to maintain 70 degrees Fahrenheit when the outside temperature is higher than 70 degrees Fahrenheit and will be able to maintain 72 degrees Fahrenheit when the outside temperature is less than 72 degrees Fahrenheit.

         p. Landlord shall maintain in good condition and repair, the two venting systems currently in place under the Building, which were designed to remove or reduce any risk to occupants of the Building which could be caused if vapors were to migrate from the soil. The venting system located in the air space between the top of the plastic sheeting over the gravel and the first floor concrete is and shall remain in operation throughout the term of this Lease, except for any period of time that its operation is unwarranted in the opinion of a duly qualified expert. The second venting system beneath the plastic sheeting and gravel shall be connected to a vacuum blower and commence and remain in operation, during such period of time as its operation is warranted in the opinion of a duly qualified expert. Landlord shall, at such times as is warranted in the opinion of a duly qualified expert, engage a duly qualified expert to: (i) monitor the air beneath the first floor concrete; (ii) recommend any change in the operation of the venting systems or other action which is appropriate; and (iii) summarize in writing, his or her findings, conclusions and recommendations. Further, Landlord shall promptly take any action which the Landlord's duly qualified expert opines is warranted.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first written above.

LANDLORD:                                           TENANT:

NORTHVIEW PROPERTIES, LLC                           NEW FRONTIER MEDIA, INC.
3434 47th Street  #220                              5435 Airport Blvd. Suite 100
Boulder, CO  80301                                  Boulder, CO  80301
Tax I.D. #84-1474385

By:/s/ Susan Chrisman                               By: /s/ Michael Weiner
   ..............................                       ........................
   Susan J. Chrisman                                Its: Exec. VP.
   Manager                                              ........................


By:/s/ Scott Reichenberg
   ..............................
   William Scott Reichenberg
   Manager

                                    EXHIBIT A

                             DIAGRAM OF THE PREMISES


                                   [ATTACHED]

                                   EXHIBIT A-1

                                    Site Plan
                                [to be attached]

                                    EXHIBIT B

                              RULES AND REGULATIONS


1. Except within the Premises, or as authorized in the Lease, no sign, picture, name, notice or other object shall be displayed or affixed on any part of the Premises (including all common areas) which is visible from outside the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, delayed or conditioned. If placed outside the Premises without authorization in the Lease or the consent of the Landlord, Landlord shall have the right to remove any such object without notice and at the expense of Tenant.

2. Landlord shall provide a pro rata share of parking spaces to Tenant. Tenant, its employees and invitees shall not use parking spaces in the Premises assigned to another tenant, if Tenant is given exclusive use of the number of spaces provided for in the Lease.

3. Sidewalks, corridors, lobbies and stairways in the Premises shall not be used for storage or be obstructed by bicycles or any other objects. Except for entry related to the improvements and equipment Tenant is authorized to install, maintain, repair or replace and only then upon prior oral or written notice to Landlord, Tenant shall not go upon the roof of the Premises or into any mechanical system.

4. Tenant shall not alter any lock nor install any new or additional locks on any door of the Premises without written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned.

5. Toilets, urinal and wash bowls shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind shall be thrown therein.

6. Tenant shall not overload the floor of the Premises. Except for work or alterations which Landlord consents to or which Tenant is authorized to make without consent pursuant to the Lease, Tenant shall not mark, glue, drive nails, screw, cut or drill into the partitions, woodwork, walls, ceilings, floors, or doors or in any way deface the Premises.

7. No furniture, freight or equipment of any kind shall be brought into the Premises without the consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned, and all moving shall be done at such times and in such manner as Landlord may reasonably designate, so as not to interfere with other tenants. There shall not be used in any space, or in any public hall: any hand trucks except those equipped with rubber tires and side guards. Despite the foregoing, during all business hours, Tenant shall have the right to deliveries of furniture, freight, merchandise and equipment which during any two (2) hour period, do not consume more than two (2) elevator carloads.

8. Tenant shall not permit the Premises to be used in a manner offensive to Landlord or other occupants of the Premises by reason of unreasonable noise, odors or vibrations, or unreasonably interfere in any way with other tenants. Tenant shall not discard anything outside of its entrance door or in corridors, lobbies or other common areas unless safely stored in non-combustible containers.

9. Tenant shall not keep in the Premises any combustible fluid or material, except in customary small quantities as would typically be kept in connection with the conduct of an administrative office.

10. Landlord will direct electricians as to where and how telephone and electrical wires are to be introduced outside the Premises. No boring or cutting of wires will be allowed in the Premises without the consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Any boring or cutting associated with such electrical or telephone work and conducted within the Premises which is not subject to Landlord's consent per the Lease shall be conducted at such times and in such a manner as to not interfere with any other tenant's ability to conduct its business.

11. Except as set forth above, no furniture or merchandise will be received in the Premises or carried up or down in the elevators except between such hours and in such elevators as shall be designated by Landlord which designation shall not be unreasonable. Despite the foregoing, during all business hours, Tenant shall have the right to deliveries made in the ordinary course of business, such as deliveries of merchandise in packages carried by United Parcel Service drivers or on their rubber wheeled hand trucks; provided, however, that Landlord may restrict deliveries which are not carried by an individual to a freight elevator (provided that a freight elevator is in operation in the Building). Tenant shall cause its movers to use only the loading facilities and elevator designated by Landlord. Tenant shall obtain Landlord's prior approval of moving time, which approval shall not be unreasonably withheld, conditioned or delayed. In the event Tenant's movers damage any part of the Premises, Tenant shall immediately pay to Landlord the amount required to repair damage.

12. Tenant shall see that the doors of the Premises are closed and locked before leaving the Premises and must observe strict care and caution that all water faucets or water apparatus (except water heaters) are entirely shut off.

13. Tenant shall not solicit any occupant of the Premises and shall cooperate to prevent same.

14. No window shades, blinds, screens or draperies will be attached or detached by Tenant without Landlord's prior consent, which consent shall not be unreasonably withheld, delayed or conditioned. Tenant agrees to abide by Landlord's reasonable rules with respect to maintaining uniform curtains, draperies and linings at all windows so that the Premises will present a uniform exterior appearance. The blinds shall be of a light color.

15. Tenant shall furnish chair pads under all chairs or stools in the carpeted areas of the Premises.

16. Landlord shall at all reasonable times on reasonable notice have the right to inspect the Premises.

                                    EXHIBIT C


                                                      Recording requested by and
                                                        when recorded return to:

                                                 Chrisman, Bynum & Johnson, P.C.
                                               attn: Gretchen Miller Busch, Esq.
                                                           1900 Fifteenth Street
                                                               Boulder, CO 80302

_______________________________________________________________________________
                               MEMORANDUM OF LEASE

         THIS MEMORANDUM OF LEASE is made and entered into as of April 11, 2001 by and between NORTHVIEW PROPERTIES, LLC, a Colorado limited liability company ("Landlord") and NEW FRONTIER MEDIA, INC, a Colorado corporation ("Tenant").

         Pursuant to the unrecorded Lease, dated April 11, 2001, between Landlord and Tenant (the "Lease"), Landlord has let and hereby leases to Tenant and Tenant has leased and hereby leases from Landlord upon all of the terms set forth in the Lease certain improved real property located in the County of Boulder, State of Colorado, described as follows:

         Certain office space containing approximately 18,305 square feet on the second floor of the building known as the Northview Building, 7007 Winchester Circle, Boulder, Colorado 80301, and having a legal description of: Lot 2, Gunbarrel Technical Center, Replat, County of Boulder, State of Colorado, together with all fixtures and other improvements now or hereafter located thereon and all appurtenances thereto.

         The term of the Lease agreement commenced on April 11, 2001 and continues for a period of one hundred and twenty four (124) months from that date, subject to certain adjustments as set forth in the Lease, and contains an option for Tenant to extend the Lease for two (2) additional successive terms of five (5) years each.

         This Memorandum is subject to the terms, provisions and conditions of the unrecorded Lease, as heretofore amended and as amended by any amendments made after this date.


IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease as of the date first written above.

LANDLORD:

NORTHVIEW PROPERTIES, LLC
A Colorado limited liability company


By: /s/ Scott Reichenberg
    ..............................
Name:  William Scott Reichenberg
Its:       Manager


By: /s/ Susan Chrisman
    ..............................
Name:  Susan J. Chrisman
Its:       Manager

TENANT:

NEW FRONTIER MEDIA, INC.
A Colorado corporation


By: /s/ Michael Weiner
    ..........................
Name:
Its:

                                    EXHIBIT D

                                      PLANS


     [TO BE AGREED UPON FOLLOWING EXECUTION OF THE LEASE, INITIALED BY BOTH
                         PARTIES, AND ATTACHED HERETO]

                                    EXHIBIT E

                                   WORK LETTER


Description of Landlord's Work for the NORTHVIEW Building lease by and between Northivew Properties, LLC ("Landlord") and New Frontier Media, Inc., a Corporation ("Tenant"):

Landlord and Tenant agree as follows:

1. Defined Terms. The following defined terms shall have the meaning set forth below and, unless provided to the contrary herein, the remaining defined terms shall have the meaning set forth in the Lease:

Landlord's Representative:          Susan J. Chrisman or W. Scott Reichenberg

Tenant's Representative:            Don Fitzmartin

Landlord's Contribution:                    The lesser of (a) $539,997.50 (i.e.
                                            approximately  $29.50 for each
                                            rentable square foot of
                                            space in the Premises) or (b) the
                                            actual cost of Tenant Improvements,
                                            as defined below.

Tenant's General Contractor:        To be determined.

2. Tenant Improvements. The "Tenant Improvements" shall mean the drywall for exterior walls, window sills, interior walls, partitions, doors, door hardware, wall coverings, wall base, counters, lighting fixtures, electrical and telephone wiring, cabling for computers, metering and outlets, suspended ceilings, floor and window coverings, HVAC system, fire sprinklers system, other items of general applicability that Tenant desires to be installed in the interior of the Premises in accordance with plans and specifications approved by Landlord and Tenant.

3. Drawings. Tenant shall engage and Landlord shall pay for the services of a licensed architect and engineers to prepare a space layout, drawings and specifications for all Tenant Improvements (the "Architect"). Tenant shall devote such time in consultation with the Architect as shall be necessary to enable the Architect to develop complete and detailed architectural, mechanical and engineering drawings and specifications, as necessary, for the construction of Tenant Improvements, showing thereon all Tenant Improvements substantially in accordance with the space plan to be approved by the parties (the "Drawings" and also referred to in the Lease as the "Plans") which approval shall not be unreasonably withheld, conditioned or delayed. Landlord and Tenant hereby acknowledge and agree that it is Landlord's sole and exclusive responsibility to cause the Premises and the Drawings to comply with all applicable laws, including the Americans with Disabilities Act and other ordinances, orders, rules, regulations and requirements of all governmental authorities having jurisdiction thereof. All architectural and engineering fees shall be included as a Tenant Improvement cost.

4. Landlord's Approval. On or before the applicable Time Limit set forth below, Tenant shall submit to Landlord complete and final Drawings for Tenant Improvements in the form of two sets of Drawings. The Drawings shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld or conditioned. If Landlord should disapprove such Drawings, Landlord shall specify to Tenant the reasons for its disapproval and Tenant shall cause the same to be revised to meet Landlord and Tenant's mutually reasonable satisfaction and shall resubmit the same to Landlord, as so revised, on or before the applicable Time Limit set forth below.

5. Landlord's Work. It is understood and agreed by the parties that, as hereinafter set forth, Tenant has elected to retain the General Contractor and arrange for the construction and installation of Tenant Improvements in a good and workmanlike manner. If the total costs exceed Landlord's Contribution ("Excess Costs"), Tenant must provide to Landlord, adequate assurance that Tenant has the financial resources to pay for such Excess Costs if Tenant has elected to pay for such costs in lieu of amortizing them over the term of the Lease, as set forth in Section 32(c).

6. Time Limits. The following maximum time limits and periods shall be allowed for the indicated matters:



--------------------------------------------------- ------------------------------------------------
ACTION                                                                TIME LIMIT
--------------------------------------------------- ------------------------------------------------
Tenant submits Drawings, prepared by                On or before  twenty  one (21) days  after date
Architect, to Landlord for review and               of this Lease
Approval
--------------------------------------------------- ------------------------------------------------
Landlord notifies Tenant of its approval            On or before two (2) business
of the Drawings with any required changes in        after the date of Landlord's receipt of the
detail                                              Drawings
--------------------------------------------------- ------------------------------------------------
Tenant submits revised drawings to Landlord         On or before five (5) business days after the
for approval                                        date of reciept of Landlord's required changes
--------------------------------------------------- ------------------------------------------------
If applicable, Landlord and Tenant mutually         On or before two (2) business days after the
approve the final revised Drawings                  date of Landlord's receipt of the final revised
                                                    Drawings
--------------------------------------------------- ------------------------------------------------
Landlord submits Drawings for building permit       As soon as reasonably possible after Landlord
                                                    and Tenant mutually approve the final revised
                                                    Drawings, but in no event later than  thirty (30)
                                                    days after execution of the Lease.
--------------------------------------------------- ------------------------------------------------




Except as may be otherwise specifically provided for herein, in all instances where either Tenant's or Landlord's approval is required, if no written notice of disapproval is given within the applicable Time Limit, at the end of such period the applicable party shall be deemed to have given its approval and the next succeeding time period shall commence. Any delay in any of the foregoing dates (including any "re-do," continuation or abatement of any item due to Tenant's or Landlord's disapproval thereof) shall automatically delay all subsequent deadlines by a like amount of time.

7. Landlord's Contribution. Landlord shall contribute to the costs and expenses of all costs for the planning and design of Tenant Improvements, including all permits, licenses and construction fees and constructing Tenant Improvements in an amount not to exceed Landlord's Contribution ($539,997.50, as set forth in Section 32(c) of the Lease) unless Tenant elects to have Landlord pay all Tenant Improvement Costs and amortize the amount in excess (up to the maximum amount set forth in Section 32(c) of the Lease) of Landlord's Contribution over the term of the Lease. If the final costs for Tenant Improvements exceed Landlord's Contribution and Tenant has not elected to amortize such costs, those Excess Costs shall be paid by Tenant and shall be paid to Landlord or Contractor promptly upon submission of a statement therefor by Landlord or Contractor.

8. Substantial Completion. Tenant Improvements shall be deemed "Substantially Complete" when all work called for by the Drawings has been finished and the Premises is ready to be used and occupied by Tenant, even though minor items may remain to be installed, finished or corrected. The date Tenant Improvements is substantially complete shall be deemed the "Substantial Completion Date" or the "Date of Substantial Completion." Tenant shall cause the Contractor to diligently complete any items of work not completed when the Premises are substantially complete. In the event of any dispute as to substantial completion of Tenant Improvements, the statement of the Architect, objectively and reasonably based, shall be conclusive. Substantial Completion shall have occurred notwithstanding punch list items.

9. Changes. Tenant may request reasonable changes in the Drawings; provided, however, that (a) no change shall be made to the Drawings without Landlord's Representative's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed; (b) no such request shall effect any structural change in the Building or otherwise render the Premises or Building in violation of applicable laws; (c) Tenant shall pay any additional costs required to implement such change, including, without limitation, loss of rents, architecture and other consultant fees, increases in construction costs and other charges payable caused to the extent total costs exceed Landlord's Contribution; and (d) such requests shall constitute an agreement by Tenant to any delay in completion caused by Landlord's reviewing, and processing such change. If Tenant requests or causes any change, addition or deletion to the Premises to be necessary after approval of the Drawings, a request for the change shall be submitted to Landlord's Representative, accompanied by revised plans prepared by the Architect, all at Tenant's sole expense. Tenant acknowledges that neither the Architect nor any contractor engaged by Tenant is Landlord's agent and neither entity has authority to enter into agreements on Landlord's behalf or otherwise bind Landlord.

10. Tenant's Representative. Tenant has designated Tenant's Representative as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of Tenant as required in this Work Letter. Tenant shall not change Tenant's Representative except upon prior written notice to Landlord.

11. Landlord's Representative. Landlord has designated Landlord's Representative as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of Landlord as required in this Work Letter. Landlord shall not change Landlord's Representative except upon notice to Tenant.

12. No Representations or Warranties. Notwithstanding anything to the contrary contained in the Lease or herein, Landlord's participation in the preparation of the Drawings, the cost estimates for Tenant Improvements and the construction of Tenant Improvements shall not constitute any representation or warranty, express or implied, that (i) the Drawings are in conformity with applicable governmental codes, regulations or rules or (ii) Tenant Improvements, if built in accordance with the Drawings, will be suitable for Tenant's intended purpose; provided, however, Landlord shall nonetheless have the obligation to fully comply with the provisions of Section 3 hereof. Tenant acknowledges and agrees that Tenant Improvements are intended for use by Tenant and the specification and design requirements for such improvements are not within the special knowledge or experience of Landlord. Landlord's obligations shall be to review the Drawings; and any additional cost or expense required for the modification thereof to more adequately meet Tenant's use, whether during or after construction thereof, shall be borne entirely by Tenant.

13. Incorporation. This Work Letter is incorporated in the Lease; and all of the terms and provisions of the Lease are incorporated herein by this reference. All capitalized terms used herein and not otherwise defined shall utilize the definitions set forth in the Lease.

                                    EXHIBIT F

                PRELIMINARY SPECIFICATIONS FOR THE BASE BUILDING

       Scope of Work Definition Base Building vs. Tenant Improvement Work

---------------- ---------------------------------------- ------------------------------------------
         ITEM                 BASE BUILDING                         TENANT IMPROVEMENTS
---------------- ----------------------------------------   ------------------------------------------

---------------- ----------------------------------------   ------------------------------------------
Sitework         a.  Provide asphalt paving, sidewalks,     a.  No requirement.
                     curb and gutters per development
                     plan.
---------------- ----------------------------------------   ------------------------------------------
                     The site will accommodate a
                     parking ratio of 1 person/400 SF.
---------------- ----------------------------------------   ---------------------------------
                 b.  Provide landscape material and         b. No requirement.
                     irrigation system per development
                     plan.
---------------- ----------------------------------------   ---------------------------------
                 c.  Furnish and install concrete pad       c. No requirement.
                     for trash dumpster.
---------------- ----------------------------------------   ---------------------------------
STRUCTURE        a.  Concrete floor over steel frame        a.  Misc. floor prep as required.
                     finished per ACI spec and UBC code
                     requirements.
---------------- ----------------------------------------   ---------------------------------
                 b.  Supported floor live load capacity     b. No requirement.
                     of 125 pounds per square foot at firs
                     floor and 100 pounds per square
                     foot at second floor.
---------------- ----------------------------------------   ---------------------------------
                 c.  Clear ceiling height for first floorof c. No requirement.
                     9'-8". Clear height to structure
                     13'-2". Clear ceiling height for
                     second floor of 9'-0". Minimum
                     clear height to structure is 10'-0".
---------------- ----------------------------------------   ---------------------------------
                 d.  Building shell shall meet ADA code     d. Norequirement.
                     requirements.
---------------- ----------------------------------------   ---------------------------------
                 e.  Leveling, patching and floating of     e. No requirement.
                     all floors within the Premises shall
                     be reasonably acceptable (level to
                     1/4" within 10ft.). Variances which
                     so not impair the tenant's ability to
                     improve the Premises, install it's
                     furnishings, fixtures or equipment,
                     or use and enjoy the Premises shall
                     be deemed acceptable.
---------------- ----------------------------------------   ---------------------------------
                 f.  Fire proofing over frame per code      f. No requirement.
                     requirements.
---------------- ----------------------------------------   ---------------------------------
                 g.  Not Used                               g. Not Used
---------------- ----------------------------------------   ---------------------------------
                 h.  Provide return air plenums on all      h. No requirement.
                     floors complete with code required
                     fireproofing.
---------------- ----------------------------------------   ---------------------------------
                 i.  All pipe sleeves in beams or walls     i. No requirement.
                     shall be packed tight and fire
                     proofed per code requirement.
---------------- ----------------------------------------   ---------------------------------
CORE SERVICE     h.  Janitor's closets complete.            a. No requirement.
AREAS

---------------- ----------------------------------------   ---------------------------------
                 b.  Doors finished including doors for     b. No requirement
                     mechanical, electrical, telephone,
                     and janitor's closet in addition to
                     stairwells.
---------------- ----------------------------------------   ---------------------------------




---------------  ----------------------------------------   ---------------------------------
                 c.  Sound attenuation consistent           a. No requirement.
                     around core to provide a level of STC45
                     and other specified areas.
---------------- ----------------------------------------   ---------------------------------
                 d.  Locking devices for all closets,       d. No requirement.
                     exits, stairwells, and
                     electrical/telephone doors.
---------------- ----------------------------------------   ---------------------------------
                 e.  One drinking fountain per floor        e. No requirement.
                     that meet ADA code.
---------------- ----------------------------------------   ---------------------------------
                 f.  Floors finished with carpet, tile,     f. Flooring at tenant space.
                     granite or other approved materials.
---------------- ----------------------------------------   ---------------------------------
                 g.  Exit signs at core and stairwells      g. No
                     requirement. including battery
                     pack emergency
                     lighting as required by code.
---------------- ----------------------------------------   ---------------------------------
                 h.  Convenience outlets evenly             h. No requirement.
                     distributed throughout the core
                     areas.
---------------- ----------------------------------------   ---------------------------------
BUILDING LOBBY   a.  Finished in accordance with            a. No requirements.
                     Building's plans and
                     specifications complete with
                     directory board
---------------- ----------------------------------------   ---------------------------------
TELEPHONE        a.  Furnish and install a Telephone        a. No requirement.
                     Company frame room in the first
                     floor of the building in addition
                     to phone closets on every floor.
                     The main telephone service shall
                     be stubbed to the telephone
                     company frame room and3/4"x4'x8'
                     plywood
---------------- ----------------------------------------    --------------------------------
BASE BUILDING    a.  Furnish and install ceramic tile       a. No requirement.
REST ROOMS           on floor and walls.
---------------- ----------------------------------------   ---------------------------------
                 b.  Furnish plastic laminate vanity        b. No requirement.
                     with drop in porcelain lavatories
                     with full width mirror.
---------------- ----------------------------------------   ---------------------------------
                 c.  Furnish and install baked enamel,      c. No requirement.
                     floor-mounted toilet partitions.
---------------- ----------------------------------------   ---------------------------------
                 d.  Furnish and install floor-mount        d. No requirement.
                     tank-type water closets and
                     wall-hung urinals.
---------------- ----------------------------------------   ---------------------------------
                 e.  Fully ADA compliant restrooms.         e. No requirement.
---------------- ----------------------------------------   ---------------------------------
                 f.  Accessories: Mirrors, soap             f. No requirement.
                     dispensers, grab bars, sanitary
                     napkin vendor, and disposal, toilet
                     tissue dispensers, towel dispenser
                     and waste receptacle.
---------------- ---------------------------------------    ---------------------------------
SHOWER           a.  Provide a minimum two (2) public       a. No requirement.
FACILITIES           shower stalls with dressing areas
                     divided equally between men and
                     women, located near or adjacent to
                     restrooms.
---------------- ---------------------------------------    ---------------------------------




---------------- ---------------------------------------    ---------------------------------
Perimeter Walls  a.  Construct gypsum board walls            a.Apply paint/wall covering andbase.
                     below sills and at perimeter
                     columns, taped and sanded
                     smooth.  (Work to be completed
                     during Tenant build-out.)
                 b.  Insulation in roof and walls
                     to meet local energy codes             b. No requirement.
                 c.  Exterior windows shall be
                     energy efficient tinted glazing.

                                                            c. No requirement.
---------------- ---------------------------------------    ---------------------------------
INTERIOR COLUMNS a.  No requirement.                        a. Furnish and install gypsum board to
                                                               columns.  Tape and sand smooth.
                                                               Apply paint/wall covering and base.
---------------- ---------------------------------------    ---------------------------------
ELEVATORS        a.  Elevator cab shall have a minimum      a. No requirement.
                     7'-9" interior clearance and carry
                     a minimum 4,500 lb. Capacity.
                     Elevators shall meet current
                     building and ADA code
                     requirements with wiring for
                     an emergency telephone.
---------------- ---------------------------------------    ---------------------------------
                 b.  Elevator machine room shall have       b. No requirement.
                     an exhaust fan installed to dissipate
                     excessive heat during elevator
                     operation.
---------------- ---------------------------------------    ---------------------------------
CEILINGS         a.  Furnish and install acoustical         a. Provide ceiling system as required by
                     ceiling grid throughout Core area.        tenant space plan.
---------------- ---------------------------------------    ---------------------------------
                 b. Not Used                                b. Not Used
---------------- ---------------------------------------    ---------------------------------
FLOOR COVERING   a.  Provide concrete sub-floor.            a. Furnish and install floor coverings
                                                               for all areas except required common
                                                               area corridors.
---------------- ---------------------------------------    ----------------------------------
DOORS, FRAMES &  a.  Furnish and install natural            a. Furnish, install and finish doors,
HARDWARE             finished flush birch doors in             frames and hardware as required by
                     hollow metal frames at core               tenant's space plan.
                     building areas and exits.
---------------- ---------------------------------------    ----------------------------------
                 b.  Not Used                               b. No Used
---------------- ---------------------------------------    ----------------------------------
                 c.  Furnish brushed aluminum finish on     c. No requirement.
                     all base building
                     exterior door hardware.
---------------- ---------------------------------------    ----------------------------------
                 d.  Not Used                               d. Not Used
---------------- ---------------------------------------    ----------------------------------
HVAC             a.  Furnish and install base               a. Furnish and install separate air
                     building heating and cooling              conditioning or air handling units
                     system.                                   for non-standard loads (.i.e.,
                                                               computer room, UPS, etc.).
                     Cooling ratio: min. 400 sq.ft./ton.

                 Exterior Zones: 1 per 1,200 sq. ft.
                 Interior Zones: 1 per 2,000 sq. ft.

                     VVT System

                     Natural Gas Heating Capacity at
                     RTU's: 20.9 BTU per hour - sq. ft.

                     Cooling Load Allowances on a zone
                     basis:



                     o Lighting: 2.0 watts
                       per sq. ft.

                     o Office Equipment:  1.5 watts
                       per sq. ft.

                     o People:  150 sq. ft. per
                       person

                     (The electric and natural gas
                     heating capacity values are not
                     additive.  The natural gas in the
                     rooftop units will be utilized
                     for heating outdoor air for            b. No requirement.
                     ventilation during occupied
                     hours, and for hybrid heating
                     during unoccupied hours.)
                 b.  Furnish and install primary
                     trunk ducts per SMACNA Duct            c. Furnish and install secondary
                     Construction Standards from air           ductwork and VVT boxes.  Furnish and
                     handlers to vicinity of each              install runouts, diffusers and RA
                     tenant space.                             grilles.  Provide modifications as
                 c.  Furnish and install code required
                      by tenant's space plan. required
                     fire dampers.                          d. Provide additional modifications
                                                               as required by tenant's space plan.


                 d.  Furnish and install base building
                     energy management system with DDC
                     temperature control system connections
                     to terminal devices. The control
                     system will                            e. Install exhaust systems
                                                               for provide the capability to monitor
                                                               conference rooms, etc. desired by each
                                                               Zone and provide for tenant. off-hour
                                                               HVAC.

                 e.  Provide exhaust systems for base building
                     space as required, i.e., common area
                     restrooms and janitor's closets.
                     Each toilet room shall be
                     ventilated to 2 CFM/SF.
---------------- ---------------------------------------    -----------------------------------
Plumbing         a.  Furnish rough-ins at core              a.  No requirement
                     service areas.
                 b.  Furnish underground sanitary           b  Furnish and install convenience
                     capped connections for tenant use         sinks, water supply coffee/vending
                     to at tenant locations.                   areas, etc.
---------------- ---------------------------------------    -----------------------------------
FIRE PROTECTION  a.  Furnish and install complete fire      a. Relocate or add sprinkler for proper
SPRINKLER SYSTEM     protection system per NFPA                coverage as dictated by the tenant's
                     requirements for office occupancy.        space plan.
---------------- ---------------------------------------    -----------------------------------
ELECTRICAL       a.  Furnish and install complete           a. No requirement.
                     277, 3-phase building power
                     distribution system.
                     o 6.9   watts   per   sq.    ft.
                       allocated for HVAC loads.
                     o 3 watts per sq. ft. allocated
                       for interior lighting.




                     o 9.8 watts per sq. ft. spare
                           power.
                 b.  Furnish 220 volt power and             b. Lighting circuits distributed
                     lighting panel in each electrical         from central panel to tenant fixtures
                     room.
                 c.  Provide 2x4 parabolic fixtures.        c. Furnish and install fixtures as
                     as per core plans.                        required by tenant's space plan.
                                                               Fluorescent fixtures are to be
                                                               2'x4' 4" deep cell parabolic.
                                                               Fixture and install connection to
                                                               J-Box, switching and accent
                                                               lighting.

                 d.  Furnish and install lighting           d. No requirement.
                     in base building rooms.

                 e.  Furnish  and install step down         e. Furnish  and install branch circuits for
                     transformers and 120/208V panels          120V power to tenant spaces from
                     and 3 electrical rooms, size to           electrical roms, Furnish and
                     provide 7 watts per square foot           install convenience outlets as
                     for office equipment loads and            desired along with any additional
                     conveniencepower.                         distribution panels or step down
                                                               transformers


                 f.  Furnish and install code               f.  Furnish and install code
                     required exit and emergency                required exit and emergency
                     lighting for all public areas.             lighting for all public areas.



                 g.  Service from provider panel            e. Furnish  and install phone board,
                     in main telephone room.                   vertical and horizontal distribution
                                                               from service entry by tenant


                 h.  Furnish  and install fire alarm        h. Fire alarm provisions, if any, in
                     system as required by code, including     addition to code requirements
                     hornand strobe devices.

                 i.  Furnish and install exterior site      i. No Requirement
                     lighting.

                 j.  Not Used                               j. Not Used
---------------- ---------------------------------------    -----------------------------------
SIGNAGE              a Furnish and install general          a. Furnish and install identification
                       identification/directional              signage at tenant  entrances.
                       signage at public toilet rooms
                       and exits.
                     b.Furnish and install a building       b. No requirement.
                        directory in the main lobby.
                     c.Furnish and install exterior         c. No requirement.
                       monument signage for building
                        identification, ground level only.
---------------- ---------------------------------------    -----------------------------------
FIRE             a.  No requirement.                        a. urnish and install fire
EXTINQUISHERS                                                  extinguishers and cabinets as
                                                               required by the tenant's space plan.
---------------- ---------------------------------------    -----------------------------------
WINDOW BLINDS    a.  No requirement.                        a. Furnish and install standard
                                                               horizontal mini-blinds on all
                                                               exterior   windows.
---------------- ---------------------------------------    -----------------------------------
SERVICE AREAS    a.  Provide a 48" high dock with           a. No requirement.
                     bumper guards.
                 b.  Provide a trash enclosure on           b. No requirement.
                     concrete pad.
---------------- ---------------------------------------    -----------------------------------
Security         a.  Not Used                            a. Not Used
---------------- ---------------------------------------    -----------------------------------
